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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 1999
                                                         ----------------

                                MedPartners, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-27276
                            -----------------------
                            (Commission File Number)


                                   63-1151076
                      -----------------------------------
                      (IRS Employer Identification Number)


           3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (205) 733-8996
                                                           ---------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                            Exhibit Index Located on Page:
                                                                           ----
                                                    Total Number of Pages:
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Item 5.           Other Events

         On January 14, 1999, MedPartners, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing that, on January 14, 1999, the Company completed the second of two amendments to its Amended and Restated Credit Agreement dated as of June 9, 1998 (the "Credit Agreement"). The amendments require the Company to use 75% of the proceeds obtained from asset sales to reduce the outstanding debt under the Company's term loans. In addition, the amendments permit certain discontinued operations charges to be taken and revises the Company's financial covenants. The revised financial covenants include the maximum indebtedness to cash flow measurement, the minimum fixed-charge coverage test, the minimum cash flow to interest ratio and the maximum level of capital expenditures.

         In November 1998, the Company announced its strategy to separate from its physician services business to focus on its pharmacy benefits management division, Caremark. Caremark provides pharmaceutical services to corporations, managed care organizations, insurance companies, governmental agencies, and unions through a network of over 53,000 affiliated pharmacies, mail-order distribution centers and home delivery methods.

         The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference thereto.


Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

         (c)      Exhibits

10.1     Amendment and Waiver No. 1 to the Loan Documents

10.2     Amendment and Waiver No. 2 to the Loan Documents

99.1     Text of Press Release of MedPartners, Inc., dated January 14, 1999.



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                                   Signatures


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 15, 1999



                                    MEDPARTNERS, INC.



                               By:  /s/ Howard A. McLure
                                    -------------------------------------------
                                    Howard A. McLure
                                    Senior Vice President and Chief Accounting
                                    Officer


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                                  EXHIBIT INDEX



Exhibit                                                             Page No.
-------                                                             --------

10.1     Amendment and Waiver No. 1 to the Loan Documents

10.2     Amendment and Waiver No. 2 to the Loan Documents

99.1     Text of Press Release of MedPartners, Inc., dated
         January 14, 1999.

















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